EXHIBIT NO. 21: SUBSIDIARIES, RELATED COMPANIES, ETC.
With the exception of a number of Subsidiaries which, considered in the aggregate, would not constitute significant Subsidiaries, the Subsidiaries of Alcan, as of 31 December 2006, are listed below. The list also includes several Related Companies for which Alcan reports its interest in the net income or loss of such companies. Alcan is the direct owner of the stock of each Subsidiary or Related Company, except where the name is indented. Indentation signifies that the principal ownership by Alcan is through the company under which the indentation is made; where there is additional ownership through another company also listed below, that additional ownership is described in the end-note on page 9.
ALCAN INC.

	Organized	% of Voting shares
	Under the	Held by
Subsidiaries, Related Companies, Etc.	Laws of	Immediate Owner
9121-5988 QUÉBEC INC.	Quebec	100.00
9121-5996 QUÉBEC INC.	Quebec	100.00
ALCAN ADMINCO (2000) INC.	Canada	100.00
ALCAN ALESA TECHNOLOGIES LTD.	Canada	100.00
ALCAN ASIA PACIFIC LIMITED	Canada	100.00

ALCAN CORPORATION	Texas	100.00
ALCAN ALUMINUM EXPORT, INC.	Georgia	100.00
ALCAN MANAGEMENT SERVICES USA INC.	Ohio	100.00
ALCAN POWER MARKETING, INC.	Ohio	100.00
ALCAN PRIMARY PRODUCTS CORPORATION	Texas	100.00
ALCAN PRODUCTS CORPORATION	Texas	100.00
BALMANTA S.A.	Ecuador	98.90	(27)(28)
BALTEK INTERNATIONAL CORPORATION	Delaware	100.00
BALTEK LIMITED	England and Wales	100.00
PACIFIC TIMBER LIMITED	England and Wales	100.00
BALTEK MERCOSUR, L.L.C.	New Jersey	100.00
COMPANIA ECUATORIANA DE BALSA S.A.	Ecuador	100.00
PRODPAC PRODUCTOS DEL PACIFICO S.A.	Ecuador	87.50	(59)
PLANTACIONES DE BALSA PLANTABAL S.A.	Ecuador	52.64	(56) (57) (58)
SANLAM CORPORATION	New York	100.00
PECHINEY METALS LLC	Delaware	100.00
ALCAN INTERNATIONAL NETWORK U.S.A., INC.	New York	92.88	(10)
ALCAN INTERNATIONAL NETWORK CANADA INC.	Quebec	100.00
BRANDEIS SERVICES, INC.	Delaware	100.00
PECHINEY BÉCANCOUR, INC.	Delaware	100.00
PECHINEY REYNOLDS QUEBEC INC.	Nebraska	50.25
ALUMINERIE DE BÉCANCOUR, INC.	Quebec	50.10
PECHINEY SALES CORPORATION	Delaware	100.00
PECHINEY HOLDINGS, INC.	Delaware	100.00
ALCAN ROLLED PRODUCTS — RAVENSWOOD, LLC	Delaware	100.00
PECHINEY CAST PLATE, INC.	Delaware	100.00
HOWMET INSURANCE COMPANY, INC.	Vermont	100.00
PECHINEY PLASTIC PACKAGING TEXAS, INC.	Delaware	100.00
CEBAL MEXICANA LP	Texas	99.00	(33)
PECHINEY PLASTIC PACKAGING, INC.	Delaware	100.00
PECHINEY PLASTIC PACKAGING RECEIVABLES CORPORATION	Delaware	100.00
PECHINEY PLASTIC PACKAGING (CANADA) INC.	Ontario	100.00
PMC LEASE CO.	Delaware	100.00
PRP PROPERTY AND EQUIPMENT COMPANY, LLC	Illinois	100.00
TECHPACK AMERICA INC.	Delaware	100.00
HENLOPEN MANUFACTURING CO. INC.	New York	100.00
COSMETECH MABLY INTERNATIONAL, LLC	New York	100.00
COSMETECH MABLY INTERNATIONAL (H.K.) LTD.	Hong Kong	51.00
CT PACK, LLC	New York	100.00

ALCAN INC.

	Organized	% of Voting shares
	Under the	Held by
Subsidiaries, Related Companies, Etc.	Laws of	Immediate Owner
TECHPACK LATIN AMERICA S.A.	Venezuela	100.00
TPI MEXICANA S.A. de C.V.	Mexico	99.98	(73)
TPI PLASTIMEC S.A.	Argentina	51.00

ALCAN EUROPE LIMITED	England and Wales	100.00
ALCAN FINANCES B.V.	The Netherlands	100.00

ALCAN FINANCES (Bda) LTD.	Bermuda	100.00
ALCAN ASIA LIMITED	Hong Kong	100.00
ALCAN PACKAGING (SUZHOU) CO., LTD	China	100.00
ALCAN NIKKEI CHINA LIMITED	Hong Kong	51.00
ALCAN NINGXIA HOLDINGS LIMITED	Bermuda	100.00
ALCAN NINGXIA ALUMINIUM COMPANY LIMITED	China	50.00
NINGXIA DABA POWER GENERATING COMPANY LIMITED	China	43.50
ALCAN PACKAGING MALAYSIA SDN. BHD.	Malaysia	100.00
ALCAN PACKAGING PUERTO RICO INC.	New Jersey	100.00
ALCAN (BERMUDA) LIMITED	Bermuda	100.00
ALCAN SHIPPING (BERMUDA) LIMITED	Bermuda	100.00
CHAMPLAIN INSURANCE COMPANY LTD.	Bermuda	100.00
HALCO (MINING) INC.	Delaware	34.53	(50)
BOKÉ INVESTMENT COMPANY	Delaware	100.00
COMPAGNIE DES BAUXITES DE GUINÉE	Delaware	51.00
JACQUES-CARTIER REINSURANCE COMPANY LIMITED	Bermuda	100.00
NONFEMET-INTERNATIONAL (China-Canada-Japan) ALUMINIUM COMPANY LIMITED	China	27.00
QUADREM INTERNATIONAL HOLDINGS, LTD.	Bermuda	9.18	(62)

ALCAN HOLDING ITALIA S.p.A.	Italy	100.00
ALCAN PACKAGING ITALIA S.r.l.	Italy	89.00	(11)
bp EUROPACK S.r.l.	Italy	100.00

ALCAN HOLDINGS AUSTRALIA PTY LIMITED	Australia	100.00
ALCAN PACKAGING CAPSULES OF AUSTRALIA PTY LTD	Australia	100.00

ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)	Switzerland	100.00
AL HOLDING USA LLC	Delaware	100.00
ALCAN COMPOSITES USA INC.	Missouri	100.00
ALCAN GLOBAL PHARMACEUTICAL PACKAGING INC.	New Jersey	100.00
HBE FERMENTATION SYSTEMS INC.	California	10.00
INTERNATIONAL GLASS EQUIPMENT LTD.	Bahamas	100.00
POLAR MATERIALS INC.	Pennsylvania	86.21
PC MATERIALS INC.	Pennsylvania	50.00
POLYPLASMA INC.	Canada	100.00
ALCAN PACKAGING FOOD AND TOBACCO INC.	Delaware	100.00
ALCAN PACKAGING THERMAPLATE INC.	New Jersey	100.00
ALUSUISSE ALUMINUM USA INC.	Delaware	100.00
ALCAN AIREX AG	Switzerland	100.00
ALCAN ALESA ENGINEERING AG	Switzerland	100.00
ALCAN ALLEGA AG	Switzerland	100.00
ALCAN ALUCOBOND (FAR EAST) PTE LTD.	Singapore	100.00
ALCAN ALUMINIO ESPAÑA, S.A.	Spain	100.00
ALCAN ALUMINIUM VALAIS SA	Switzerland	100.00
ALCAN AUSTRIA GmbH	Austria	100.00
ALCAN ALPE ADRIA D.O.O.	Slovenia	100.00

ALCAN INC.

	Organized	% of Voting shares
	Under the	Held by
Subsidiaries, Related Companies, Etc.	Laws of	Immediate Owner
ALCAN HUNGARIA Kft.	Hungary	100.00
ALCAN ROMANIA SRL.	Romania	100.00
ALCAN CAPITAL JERSEY LIMITED	The Island of Jersey	100.00
ALCAN FINANCE JERSEY LIMITED	The Island of Jersey	100.00
ALCAN DÉCIN EXTRUSIONS s.r.o.	Czech Republic	100.00
ALCAN FINANCES SWITZERLAND AG	Switzerland	100.00
ALCAN FINANCES (IRELAND) COMPANY	Ireland	58.16	(3)
ALCAN HOLDINGS EUROPE B.V.	The Netherlands	100.00
A-L FINANCIAL PRODUCTS LTD.	England and Wales	100.00
ALCAN DISTRIBUZIONE srl	Italy	100.00
ALCAN FRANCE S.A.S.	France	99.04	(4)(5)
ALCAN AEROSPACE	France	100.00
ALCAN ALPHA 2004	France	99.76
ALCAN CENTRE DE RECHERCHES DE VOREPPE	France	100.00
ALCAN CMIC SAS	France	100.00
ALCAN EPSILON 2004	France	100.00
ALCAN FRANCE EXTRUSIONS S.A.S.	France	100.00
ALCAN GAMMA 2004	France	100.00
ALCAN GUINEE — S.A.R.L	Republic of Guinea	100.00
ALCAN PACKAGING BEAUTY SERVICES	France	100.00
BENSON SpA	Italy	100.00
COSMETECH MABLY EUROPE	France	100.00
MT PACKAGING	France	100.00
PT TECHPACK ASIA	Indonesia	95.00
SFG — SOCIÉTÉ FRANÇAISE DE GALVANOPLASTIE	France	100.00
TECHPACK ASIA PTE LTD	Singapore	100.00
TECHPACK DEUTSCHLAND GmbH	Germany	100.00
ALCAN PACKAGING GLASS PHARMA	France	100.00
ALCAN PACKAGING SAINT MAUR	France	100.00
CIVILE IMMOBILIÈRE CELI	France	99.50	(37)
ALCAN PACKAGING SARREBOURG S.A.S.	France	100.00
ALCAN PACKAGING SELESTAT	France	100.00
ALCAN PECHINEY FINANCE S.A.	France	99.96	(17)
ALCAN RHENALU	France	100.00
ALCAN ALUMINIUM-PRESSWERKE GmbH	Germany	100.00
ALCAN ALUMINIUM-PRESSWERK BURG GmbH	Germany	100.00
ALCAN ALUMINIUM-PRESSWERK PFALZ GMBH	Germany	100.00
ALUMINIUM DU MAROC S.A.	Morocco	12.92	(20)
PECHINEY AVIATUBE	France	100.00
PECHINEY SERVICES FINANCE	France	46.53	(54)(55)
PECHINEY SOFTAL	France	100.00
RHENAROLL S.A.	France	49.85
ALUMINIUM DUNKERQUE	France	100.00
ALUMINIUM PECHINEY	France	98.75	(21)
AFFIMET	France	100.00
ALCAN ABRASIFS RÉFRACTAIRES CERAMIQUES	France	100.00
ALUCAM — COMPAGNIE CAMEROUNAISE DE L’ALUMINIUM	Cameroun	46.67
ALUBASSA	Cameroun	70.09	(18)
ALUCONGO	Congo	55.86	(19)
CENTRE MÉDICAL DES ENTREPRISES DE LA SANAGA	Cameroun	74.89	(35)(36)
COLALU	Central Africa	57.35	(38)
HOSTELLERIE DE LA SANAGA	Cameroun	67.50
SOCATRAL — SOCIÉTÉ CAMEROUNAISE DE TRANSFORMATION DE L’ALUMINIUM	Cameroun	52.55	(64)

ALCAN INC.

	Organized	% of Voting shares
	Under the	Held by
Subsidiaries, Related Companies, Etc.	Laws of	Immediate Owner
SOCIÉTÉ CIVILE IMMOBILIÈRE DE LA SANAGA	Cameroon	100.00
SOTRALGA — SOCIÉTÉ DE TRANSFORMATION DE L’ALUMINIUM AU GABON	Gabon	38.33	(68)
ALUMINIUM PECHINEY SERVICE	France	99.36	(23)
ALUMINIUM PECHINEY SPV	France	100.00
ALUMINIUM PECHINEY UO 5	France	99.80	(24)(25)
ÉLECTRIFICATION CHARPENTE LEVAGE — E.C.L.	France	100.00
ECL SCES AFRICA ENGINEERING	South Africa	100.00
ECL SERVICES MIDDLE EAST W.L.L.	Bahrain	90.00	(40)
ECL SERVICES NL BV	The Netherlands	100.00
ECL SERVICES PTY LIMITED	Australia	100.00
ECL SERVICES, INC.	Quebec	100.00
ECL SERVICOS LIMITADA	Mozambique	85.71	(41)
ECL SHANGHAI	China	100.00
PECHINEY ALUMINA RESOURCES INDIA PRIVATE LTD	India	100.00
PECHINEY PHILIPPINES INC.	Philippines	99.99
PECHINEY TECHNOLOGY LTD.	Quebec	100.00
PECHINEY VÉNÉZUELA, S.A.	Venezuela	100.00
PECHINEY SERVICIOS	Venezuela	100.00
SOCIÉTÉ IMMOBILIÈRE ALPES PROVENCE — SIAP	France	89.44	(66)
CRÉDIT IMMOBILIER DE SAVOIE	France	21.58
SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L’AFRIQUE CENTRALE ET DE L’OUEST SODAFE	France	62.85	(67)
BRANDEIS (BROKERS) LIMITED	England and Wales	100.00
CARBONE SAVOIE	France	100.00
CEBAL S.A.S.	France	68.82	(34)
ALCAN NORDIC AB	Sweden	100.00
ALCAN PACKAGING MOHAMMEDIA	Morocco	49.39	(13)(14)
AL WIFAQ 5	Morocco	99.95
MOGALBAT — MOGHREBIENNE ALUMINIUM POUR LE BATIMENT	Morocco	11.35
SOCIÉTÉ MÉTALLURGIQUE DE MOHAMMEDIA — S.M.M.	Morocco	79.00
CEBAL ITALIANA SPA	Italy	96.56	(32)
CEBAL TUBA SP ZO.O.	Poland	80.00
CEBAL ZHONGSHAN CO. LTD	China	90.00
COTUPLAS	France	76.96	(39)
SOCIÉTÉ MANUFACTURE MAROCAINE DE MOHAMMEDIA — S.M.M.M.	Morocco	99.94
COMPAGNIE GÉNÉRALE D’ÉLECTROLYSE DU PALAIS	France	100.00
FONDERIE DE CUIVRE DU PALAIS	France	100.00
COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE	France	100.00
ALCAN EMPAQUES MEXICO, S.A. DE C.V.	Mexico	100.00
ALCAN PACKAGING MEXICO, S.A. DE C.V.	Mexico	99.99	(12)
CEBAL MEXICO, S.A. de C.V.	Mexico	100.00
CELPLY S.A. DE C.V.	Mexico	100.00
CEBAL AMERICA RECURSOS HUMANOS S. de R.L. de C.V	Mexico	99.00	(30)
CEBAL AMERICAS DE REYNOSA S. de R.L. de C.V.	Mexico	99.00	(31)
CEBAL BRASIL LIMITADA	Brazil	100.00
CEPILLOS DE MATAMOROS, S.A. de C.V.	Mexico	100.00
ENVARIL PLASTIC PACKAGING s.r.l.	Argentina	95.00	(42)
ENVARIL PLASTIC PACKAGING URUGUAY SA	Uruguay	100.00
PECHINEY BÂTIMENT	France	100.00
PECHINEY HOLDINGS UK LIMITED	England and Wales	100.00
ALCAN INTERNATIONAL NETWORK UK LIMITED	England and Wales	100.00
ALCAN INTERNATIONAL NETWORK GULF LIMITED	England and Wales	100.00
ALCAN INTERNATIONAL NETWORK LIMITED	England and Wales	100.00
ALUMINIUM PECHINEY (U.K.) LIMITED	England and Wales	100.00

ALCAN INC.

	Organized	% of Voting shares
	Under the	Held by
Subsidiaries, Related Companies, Etc.	Laws of	Immediate Owner
PECHINEY UK LIMITED	England and Wales	100.00
BRANDEIS LIMITED	England and Wales	100.00
FEEP HOLDINGS UK LIMITED	England and Wales	100.00
KENPAK (EUROPE) LIMITED	England and Wales	100.00
PECHINEY AVIATUBE LIMITED	England and Wales	100.00
PECHINEY CEBAL PACKAGINGS LTD	England and Wales	100.00
PECHINEY TRADING LIMITED	England and Wales	100.00
TECHPACK U.K. LIMITED	England and Wales	100.00
FINANCIÈRE EUROPÉENNE D’EMBALLAGES PECHINEY	France	100.00
ALCAN PACKAGING ALZIRA SLU	Spain	100.00
ALCAN INTERNATIONAL NETWORK ESPANA S.A.	Spain	100.00
INDUSTRIAS METALICAS CASTELLO S.A.	Spain	100.00
MYCSA	Venezuela	49.00
SOPLARIL PORTUGAL	Portugal	99.99
ALCAN PACKAGING CAPSULES	France	100.00
ALCAN PACKAGING CAPALUX INC.	Canada	100.00
INDUSTRIAS ALCAN PACKAGING ENOCAP LIMITADA	Chile	99.99	(51)
ALCAN PACKAGING FLEXIBLE FRANCE	France	100.00
ALCAN LEBENSMITTELVERPACKUNGEN GmbH	Germany	100.00
ALCAN BETRIEBS-UND VERWALTUN GmbH	Germany	100.00
ALCAN PACKAGING MÜHLTAL GmbH & CO. KG	Germany	100.00
SCHEUCH UNTERSTUETZUNGSKASSE GmbH	Germany	100.00
ALUFIN GmbH TABULAROXID	Germany	100.00
ALCAN PACKAGING FOOD FRANCE	France	100.00
ALCAN PACKAGING ARENZANO SPA	Italy	100.00
AVENIR PRINT SERVICE	France	100.00
ALCAN PACKAGING SKRIVANY s.r.o.	Czech Republic	100.00
CEBAL VERPACKUNGEN GmbH	Germany	100.00
DANAFLEX PACKAGING CORPORATION LIMITED	New Zealand	100.00
PECHINEY BOUTEILLES PLASTIQUES	France	100.00
SOCIÉTÉ DE FINANCEMENT DES RISQUES INDUSTRIELS — SOFIRI	Luxembourg	90.00	(65)
FRANCE ALUMINIUM RECYCLAGE SA	France	59.99
INTERFILIÈRES MATÉRIAUX	France	20.00
GIE — PECHINEY RECHERCHE	France	93.00 (43	) (44)
		(45) (46) (47	) (48)
PECHINEY CONSOLIDATED AUSTRALIA PTY LIMITED	Australia	55.52	(53)
ALCAN PRIMARY METAL AUSTRALIA (PTY) LTD	Australia	100.00
ALUMINIUM PECHINEY HOLDINGS PTY LTD	Australia	99.00	(22)
JOHCATH HOLDINGS PTY LIMITED	Australia	100.00
CATHJOH HOLDINGS PTY LIMITED	Australia	50.00	(29)
PECHINEY RESOURCES PTY, LIMITED	Australia	100.00
PECHINEY AUSTRALU PTY LIMITED	Australia	100.00
TOMAGO ALUMINIUM COMPANY PTY LTD	Australia	36.05	(71)
TOMAGO ALUMINIUM JOINT-VENTURE	Australia	36.05	(72)
PECHINEY MANHATTAN	France	100.00
SAVOIE SERVICE Y.K.	Japan	100.00
PECHINEY NEDERLAND, N.V.	Netherlands	100.00
PECHINEY NEDERLANDS & CO ALUMINIUM PRODUCTIE BEDRIEJF, C.V.	The Netherlands	85.00
PECHINEY WORLD TRADE S.A.S	France	100.00
ALCAN INTERNATIONAL NETWORK AUSTRALASIA (PTY) LIMITED	Australia	100.00
ALCAN INTERNATIONAL NETWORK BELGIUM S.A.	Belgium	99.99
ALCAN INTERNATIONAL NETWORK BRASIL LTDA.	Brazil	100.00
ALCAN INTERNATIONAL NETWORK CHINA LIMITED	Hong Kong	99.90
ALCAN INTERNATIONAL NETWORK SHANGHAI LIMITED	China	100.00

ALCAN INC.

	Organized	% of Voting shares
	Under the	Held by
Subsidiaries, Related Companies, Etc.	Laws of	Immediate Owner
ALCAN INTERNATIONAL NETWORK DEUTSCHLAND GmbH	Germany	100.00
COFRANEX Gesellschaft für Industrielle Importe und Dienstleistungen mbH	Germany	100.00
ALCAN INTERNATIONAL NETWORK EURASIA LLC	Russia	100.00
ALCAN INTERNATIONAL NETWORK HANDELSGESELLSCHAFT m.b.H. AUSTRIA	Austria	100.00
ALCAN INTERNATIONAL NETWORK HELLAS S.A.	Greece	99.46	(8)
ALCAN INTERNATIONAL NETWORK ITALY	Italy	100.00
ALCAN INTERNATIONAL NETWORK JAPAN	Japan	100.00
ALCAN INTERNATIONAL NETWORK MEXICO, SA DE CV	Mexico	100.00
ALCAN INTERNATIONAL NETWORK MIDDLE EAST LIMITED	Egypt	98.00
ALCAN INTERNATIONAL NETWORK NEDERLAND BV	The Netherlands	100.00
ALCAN INTERNATIONAL NETWORK NORDIC AS	Denmark	100.00
ALCAN INTERNATIONAL NETWORK PORTUGAL — IMPORTAÇÕES E EXPORTAÇÕES LDA	Portugal	99.87	(9)
ALCAN INTERNATIONAL NETWORK SA (Pty) Ltd	South Africa	100.00
ALCAN SINGAPORE PRIVATE LIMITED	Singapore	100.00
ALCAN INDIA PRIVATE LIMITED	India	100.00
PECHINEY CHILE LIMITADA	Chile	99.00
PECHINEY DIS TICARET LIMITED SIRKETI	Turkey	100.00
SEFRANEX DUBAI LTD	England and Wales	100.00
QUIMICA E METALURGICA MEQUITAL LTDA	Brazil	100.00
SATMA	France	100.00
SOCIÉTÉ D’ENTREPRISES, CARRIÈRES ET MINES DE L’ESTEREL — S.E.C.M.E.	France	100.00
SOCIÉTÉ DE FINANCEMENT POUR AIDER À LA CONVERSION DANS LES BASSINS D’EMPLOI DE PECHINEY	France	100.00
SOCIÉTÉ DÉPARTEMENTALE DE DÉVELOPPEMENT — S.D.D. 65	France	14.29
SOCIÉTÉ DES FONDERIES D’USSEL	France	100.00
SOCIÉTÉ GÉNÉRALE DE RECHERCHES ET D’EXPLOITATIONS MINIÈRES — SOGEREM	France	100.00
UGINA	Morocco	99.92	(74)
VAW INTERNATIONAL CAPSULES S.A.S.	France	100.00
ALCAN HOLDINGS GERMANY GmbH	Germany	99.24	(7)
ALCAN AUTOMOTIVE KAMENICE s.r.o.	Czech Republic	100.00
ALCAN COMPOSITES LTD, SHANGHAI	China	100.00
ALCAN KAPA GmbH	Germany	100.00
ALCAN KOPER d.o.o.	Slovenia	100.00
ALCAN PACKAGING NEUMUNSTER GmbH	Germany	100.00
ALCAN PACKAGING SINGEN GmbH	Germany	99.90	(15)
TSCHEULIN-ROTHAL GmbH	Germany	98.75
ALCAN PACKAGING MOSKAU OOO	Russia	100.00
ALCAN SINGEN GmbH	Germany	100.00
CONSORTIUM STROJMETAL A.S. KAMENICE & ALCAN SINGEN GmbH (Unincorporated)	Czech Republic	50.00
ALCAN TOMOS d.o.o.	Slovenia	66.66
ALMET AG	Germany	100.00
DEUTSCHE ALUMINIUM VERPACKUNG RECYCLING GmbH	Germany	30.00
ALCAN HOLDINGS NEDERLAND B.V.	The Netherlands	100.00
ALCAN NEDERLAND B.V.	The Netherlands	100.00
S.A. ALCAN BELGIUM N.V.	Belgium	99.52	(70)
ALCAN PACKAGING AMSTERDAM BV	The Netherlands	100.00
ALCAN PACKAGING BRABANT BV	The Netherlands	100.00
ALCAN PACKAGING ZUTPHEN BV	The Netherlands	100.00
ALU-VASTGOED B.V.	The Netherlands	100.00
ALUMINIUM & CHEMIE ROTTERDAM B.V.	The Netherlands	53.30	(26)
ALCAN HOLDINGS UK LIMITED	England and Wales	100.00
ALCAN PACKAGING CRAMLINGTON LTD.	England and Wales	100.00
LAWSON MARDON PACKAGING LTD.	England and Wales	100.00
ALCAN PACKAGING UK LTD	England and Wales	100.00

ALCAN INC.

	Organized	% of Voting shares
	Under the	Held by
Subsidiaries, Related Companies, Etc.	Laws of	Immediate Owner
KOTERS (LIVERPOOL) LIMITED	England and Wales	100.00
LAWSON MARDON FIBRENYLE LTD.	England and Wales	100.00
FIBRENYLE (CORBY) LIMITED	England and Wales	100.00
LAWSON MARDON FLEXIBLE LIMITED	England and Wales	100.00
LAWSON MARDON NORWICH LTD	England and Wales	100.00
LAWSON MARDON SMITH BROTHERS LTD.	England and Wales	100.00
LMG IRIDON LIMITED	England and Wales	100.00
LAWSON MARDON THERMOPLASTICS LTD.	England and Wales	100.00
ALCAN PACKAGING (UK SALES) LTD.	England and Wales	100.00
HEADLEY (READING) LIMITED	England and Wales	100.00
HEADLEY LTD.	England and Wales	100.00
LUSTRETEX LTD	England and Wales	100.00
UVIPAK (FINISHING) LIMITED	England and Wales	100.00
LAWSON MARDON GROUP INTERNATIONAL LIMITED	England and Wales	100.00
ALCAN PACKAGING IZMIR GRAVUR BASKILI KARTON SANAYI VE TICARET A.S.	Turkey	100.00
ALCAN PACKAGING KAZAKHSTAN LLP	Kazakhstan	100.00
ROTOPAK MATBAACILIK AMBALAJ SANAYI VE TICARET A.S.	Turkey	100.00
ROTOPAS AMBALAJ SANAYI VE TICARET ANONIM SIRKETI	Turkey	100.00
LAWSON MARDON PACKAGING SALES LTD.	England and Wales	100.00
ALCAN JAPAN LTD.	Japan	100.00
ALCAN PACKAGING ISTRA LTD.	Russia	100.00
ALCAN PACKAGING MOSCOW LTD.	Russia	100.00
ALCAN PACKAGING ST.PETERSBURG 000	Russia	100.00
ALCAN PACKAGING ZLOTOW SP. ZO.O.	Poland	100.00
ALCAN SLOVENSKO EXTRUSIONS s.r.o.	Slovakia	100.00
LMG (IRELAND) LIMITED	Ireland	100.00
ALCAN PACKAGING DUBLIN LTD	Ireland	100.00
WCL FLEXIBLE PACKAGING LIMITED	Ireland	100.00
VERAMIC S.A.	Belgium	100.00
WAXED CARTONS (EXPORT) LIMITED	Ireland	100.00
ZITELI LIMITED	Ireland	100.00
ALCAN ICELAND LTD.	Iceland	100.00
ENDURVINNSLAN LTD.	Iceland	7.00
ALCAN MASS TRANSPORTATION SYSTEMS AUSTRALIA PTY. LTD.	Australia	100.00
ALCAN PACKAGING CANADA LIMITED	Ontario	100.00
LAWSON MARDON PACKAGING OVERSEAS (BRISTOL) LIMITED	England and Wales	99.00	(52)
ALCAN PACKAGING KREUZLINGEN AG (SA/LTD.)	Switzerland	100.00
ALCAN PACKAGING RORSCHACH AG	Switzerland	100.00
ALCAN TECHNOLOGY & MANAGEMENT AG (SA/LTD.)	Switzerland	100.00
ALCAN TRADING AG (SA/LTD.)	Switzerland	100.00
ALUFLUOR AB	Sweden	50.00
ALUSUISSE OF AUSTRALIA LIMITED	Australia	100.00
ALCAN ENGINEERING PTY LIMITED	Australia	100.00
SWISS ALUMINIUM AUSTRALIA LIMITED	Australia	100.00
GOVE JOINT VENTURE (THE)	Australia	70.00	(49)
ALUSUISSE SERVICIOS S.A., Panama	Panama	100.00
ALUSUISSE SERVICIOS S.A., Venezuela	Venezuela	100.00
METALLICA S.A.	Switzerland	35.00
METALLWERKE REFONDA AG	Switzerland	100.00
SOCIÉTÉ MINIÈRE ET DE PARTICIPATIONS GUINÉE-ALUSUISSE	Guinea	50.00
SOR-NORGE ALUMINIUM AS	Norway	50.00

ALCAN HOLDINGS (THAILAND) LIMITED	Thailand	100.00
ALPAMS (THAILAND) COMPANY LIMITED	Thailand	100.00

ALCAN INC.

	Organized	% of Voting shares
	Under the	Held by
Subsidiaries, Related Companies, Etc.	Laws of	Immediate Owner
SUBTANEE HOLDING COMPANY LIMITED	Thailand	51.00	(69)
ALCAN PACKAGING PHETCHABURI COMPANY LIMITED	Thailand	100.00
ALCAN PACKAGING STRONGPACK PUBLIC COMPANY LIMITED	Thailand	50.38	(16)
ALCAN PACKAGING STRONGTHAIPACK COMPANY LIMITED	Thailand	100.00

ALCAN INTERNATIONAL LIMITED	Canada	100.00
ALCAN MANAGEMENT SERVICES CANADA LIMITED	Canada	100.00

ALCAN PACKAGING PROPACK CO. LIMITED	Hong Kong	100.00
ALCAN PROPACK CHENGDU CO LTD	China	40.00
EVERWEAL INTERNATIONAL LIMITED	Hong Kong	100.00
FOSHAN ALCAN DQ CO., LTD.	China	60.00
HUIZHOU PROPACK PLASTIC LIMITED	China	100.00
JIANGYIN PROPACK ADVANCED PACKING CO., LIMITED	China	100.00
JIANGYIN PROPACK PACKING CO., LIMITED	China	100.00
PROPACK HUIZHOU LIMITED	China	73.47	(60)
PROPACK HUIZHOU NEW MATERIAL CO LTD	China	100.00
VPS PROPACK BEIJING CO., LTD.	China	55.00	(75)

ALCAN PACKAGING RIZAL CORPORATION	Philippines	100.00
SPC REALTY CORPORATION	Philippines	40.00

ALCAN PARTICIPAÇÕES LTDA.	Brazil	100.00
ALCAN ALUMINA LTDA.	Brazil	100.00
CONSÓRCIO DE ALUMÍNIO DO MARANHÃO (“CONSÓRCIO ALUMAR”)	Brazil	10.00
ALCAN COMPOSITES BRASIL S.A.	Brazil	70.00
ALCAN EMBALAGENS DO BRASIL LTDA.	Brazil	100.00
ALCAN PACKAGING DO BRASIL LTDA.	Brazil	100.00
MINERAÇÃO OURO VERMELHO LTDA.	Brazil	100.00
MINERAÇÃO RIO DO NORTE S.A.	Brazil	12.50
TPI MOLPLASTIC Ltda	Brazil	100.00

ALCAN REALTY LIMITED	Canada	100.00
ALCAN SHIPPING SERVICES LIMITED	Canada	100.00

ALCAN SOUTH PACIFIC PTY LTD	Australia	100.00
ALCAN GOVE DEVELOPMENT PTY LIMITED	Australia	100.00
ALCAN NORTHERN TERRITORY ALUMINA PTY LIMITED	Australia	100.00
GOVE ALUMINIUM LIMITED	Australia	100.00
ALCAN GOVE PTY LIMITED	Australia	50.00	(6)
ALCAN QUEENSLAND SMELTER PTY LTD	Australia	100.00
NABALCO PTY LIMITED	Australia	100.00
QUEENSLAND ALUMINA LIMITED	Australia	21.39	(63)
TRANS TERRITORY PIPELINE PTY LIMITED	Australia	100.00

ALCAN VIETNAM COMPANY LIMITED	Vietnam	100.00
ALUMINERIE ALOUETTE INC.	Quebec	40.00

ALUMINUM COMPANY OF CANADA LIMITED	Canada	100.00
ALCAN FINANCES USA LLC	Delaware	100.00

BAA HOLDINGS S.A.	Luxembourg	100.00

ALCAN INC.

	Organized	% of Voting shares
	Under the	Held by
Subsidiaries, Related Companies, Etc.	Laws of	Immediate Owner
BRITISH ALCAN ALUMINIUM plc	England and Wales	100.00
ALCAN CHEMICALS EUROPE LIMITED	England and Wales	100.00
ALCAN CHEMICALS LIMITED	England and Wales	100.00
ALCAN FARMS LIMITED	England and Wales	100.00
TBAC LIMITED	England and Wales	100.00
ALCAN ALUMINIUM UK LIMITED	England and Wales	85.00	(2)
BRITISH ALCAN OVERSEAS INVESTMENTS LIMITED	England and Wales	100.00
SARATOGA RESOURCES N.V.	Netherlands Antilles	20.00
VIGELAND METAL REFINERY A/S	Norway	50.00
GHANA BAUXITE COMPANY LIMITED	Ghana	80.00
VIGELANDS BRUG A/S	Norway	100.00
THE BOWLING BACK LAND COMPANY LIMITED	England and Wales	50.00

INTERGLASS INC.	Canada	100.00
PT. ALCAN PACKAGING FLEXIPACK	Indonesia	99.99	(61)
SOCIÉTÉ DES ALUMINES ET BAUXITES DE PROVENCE SARL	France	100.00
SOHAR ALUMINIUM CO. L.L.C.	Oman	20.00
THE ROBERVAL AND SAGUENAY RAILWAY COMPANY	Quebec	100.00
UTKAL ALUMINA INTERNATIONAL LIMITED	India	45.00
END-NOTE: ADDITIONAL OWNERSHIP (%) THROUGH THE FOLLOWING SUBSIDIARIES:
(1) 9121-5996 QUÉBEC INC. 1.00
(2) BRITISH ALCAN ALUMINIUM plc 15.00
(3) ALCAN FRANCE S.A.S. 41.84
(4) ALCAN INC. 0.01
(5) ALCAN FRANCE S.A.S. 0.95
(6) SWISS ALUMINIUM AUSTRALIA LIMITED 50.00
(7) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.) 0.76
(8) ALCAN FRANCE S.A.S. 0.54
(9) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE 0.13
(10) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE 7.12
(11) bp EUROPACK S.r.l. 11.00
(12) PECHINEY PLASTIC PACKAGING, INC. 0.01
(13) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.) 34.54
(14) SOCIÉTÉ MANUFACTURE MAROCAINE DE MOHAMMEDIA — S.M.M.M. 13.45
(15) ALCAN SINGEN GmbH 0.10
(16) ALCAN INC. 49.00
(17) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE 0.04
(18) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L’AFRIQUE CENTRALE ET DE L’OUEST — SODAFE 12.64
(19) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L’AFRIQUE CENTRALE ET DE L’OUEST — SODAFE 25.00
(20) ALCAN PACKAGING MOHAMMEDIA 5.97
(21) ALCAN RHENALU 1.25
(22) ALUMINIUM PECHINEY 1.00
(23) FINANCIÈRE EUROPÉENNE D’EMBALLAGES PECHINEY 0.64
(24) ALUMINIUM PECHINEY SERVICE 0.04
(25) ÉLECTRIFICATION CHARPENTE LEVAGE — E.C.L. 0.04
(26) SOR-NORGE ALUMINIUM AS 10.50
(27) PRODPAC PRODUCTOS DEL PACIFICO S.A. 0.75
(28) COMPANIA ECUATORIANA DE BALSA S.A. 0.35
(29) ALCAN PRIMARY METAL AUSTRALIA (PTY) LTD 50.00
(30) CEBAL MEXICANA LP 1.00
(31) CEBAL MEXICANA LP 1.00
(32) CEBAL ITALIANA SPA 3.32

(33) PECHINEY PLASTIC PACKAGING, INC. 1.00
(34) FINANCIÈRE EUROPÉENNE D’EMBALLAGES PECHINEY 31.18
(35) HOSTELLERIE DE LA SANAGA 0.05
(36) SOCATRAL — SOCIÉTÉ CAMEROUNAISE DE TRANSFORMATION DE L’ALUMINIUM 0.07
(37) ALCAN FRANCE S.A.S. 0.50
(38) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L’AFRIQUE CENTRALE ET DE L’OUEST — SODAFE 25.00
(39) CEBAL VERPACKUNGEN GmbH 0.05
(40) ECL SERVICES, INC. 10.00
(41) ECL SCES AFRICA ENGINEERING 14.29
(42) PECHINEY PLASTIC PACKAGING, INC. 5.00
(43) ALUMINIUM PECHINEY 1.00
(44) PECHINEY AVIATUBE 1.00
(45) SOCIÉTÉ DES FONDERIES D’USSEL 1.00
(46) ALCAN RHENALU 1.00
(47) PECHINEY SOFTAL 1.00
(48) SATMA 1.00
(49) GOVE ALUMINIUM LIMITED 30.00
(50) ALUMINIUM PECHINEY 10.47
(51) PECHINEY PLASTIC PACKAGING, INC. 0.01
(52) LAWSON MARDON PACKAGING LTD. 1.00
(53) PECHINEY HOLDINGS, INC. 44.48
(54) ALUMINIUM PECHINEY 45.63
(55) ALCAN CENTRE DE RECHERCHES DE VOREPPE 7.84
(56) COMPANIA ECUATORIANA DE BALSA S.A. 38.68
(57) ALCAN PRODUCTS CORPORATION 4.72
(58) BALMANTA S.A. 3.97
(59) PLANTACIONES DE BALSA PLANTABAL S.A. 12.50
(60) EVERWEAL INTERNATIONAL LIMITED 23.65
(61) ALUMINUM COMPANY OF CANADA LIMITED 0.01
(62) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE 6.07
(63) PECHINEY RESOURCES PTY, LIMITED 20.00
(64) ALUMINIUM PECHINEY 5.44
(65) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE 10.00
(66) ALCAN FRANCE S.A.S. 10.56
(67) UGINA 1.95
(68) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L’AFRIQUE CENTRALE ET DE L’OUEST — SODAFE 25.00
(69) ALCAN INC. 49.00
(70) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.) 0.48
(71) CATHJOH HOLDINGS PTY LIMITED 15.50
(72) CATHJOH HOLDINGS PTY LIMITED 15.50
(73) HENLOPEN MANUFACTURING CO. INC. 0.02
(74) SOCIÉTÉ GÉNÉRALE DE RECHERCHES ET D’EXPLOITATIONS MINIÈRES — SOGEREM 0.02
(75) ALCAN INC. 20.00